United states

Securities and exchange commission

WashingTON, d.c., 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act Of 1934

December 10, 2019

Date of Report (Date of earliest event reported)

ICTV BRANDS INC.

Exact name of registrant as specified in its charter)

Nevada	0-49638	76-0621102
(State or other jurisdiction)	(Commission File Number)	(I.R.S. Employer Identification Number)

489 Devon Park Drive, Suite 306

Wayne, PA 19087

(Address of principal executive offices)

484-598-2300

Registrant’s telephone number, including area code.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Sale of Assets

On December 10, 2019, we entered into an Asset Purchase Agreement (the “Purchase Agreement”) with NoNoDerma, LLC (the “Buyer”) pursuant to which the Company agreed to sell and transfer to Buyer all or substantially all of the Company’s assets (the “Asset Sale”). In connection with the execution of the Purchase Agreement, on December 10, 2019, shareholders holding a majority of the Company’s voting power, acting by written consent in lieu of a meeting, consented to the Asset Sale.  The Board of Directors of the Company also approved the Asset Sale acting by written consent in lieu of a meeting on December 10, 2019. The closing of the Asset Sale occurred on the same day as the execution of the Purchase Agreement.

The aggregate purchase price for the Asset Sale is equal to the sum of:

(i) A Promissory Note from Buyer in the amount of $600,000, bearing interest at 7%, fully amortizing over 36 monthly payments, secured by a blanket security interest in the assets of Buyer, subordinate to Buyer’s existing senior secured lender, and guaranteed by LeoGroup Private Investment Access, LLC, the parent of Buyer.

(ii) 7.5% ownership of Buyer.

(iii) Cancellation of existing senior secured debt from the Company to LeoGroup Private Investment Access, LLC in the remaining amount of $400,000.

 (iv) Cancellation of existing royalty obligation of the Company to LeoGroup Private Investment Access, LLC in the remaining amount of $1,400,000.

The Purchase Agreement provides that the Buyer will not assume nor have any responsibility for, any liability of the Company.

As a result of the Asset Sale, the Company will have conveyed substantially all of its assets. The Company will retain the ownership interest it is being issued in the Buyer.

The Purchase Agreement contains customary representations, warranties and covenants by each of the Company and Buyer as well customary indemnification provisions among the parties.

Item 2.01 Completion of Acquisition or Disposition of Assets

Reference is made to the disclosure set forth under Item 1.01 of this report, which disclosure is incorporated herein by reference.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICTV Brands Inc.

By:	/s/ Kelvin Claney
Kelvin Claney, Chief Executive Officer

Date: December 12, 2019

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